UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

HUBILU VENTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55611	47-3342387
(Commission File Number)	(I.R.S. Employer Identification No.)

205 S. Beverly Drive, Suite 205
Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

310-308-7887

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

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Item 1.01 Entry into a Material Definitive Agreement.

(a) On January 2, 2020, the Company entered, through its subsidiary, Triolosa Investments LLC, a Wyoming Limited Liability Company (“Trilosa”) into a non binding purchase agreement (“the Denker Agreement”) with Oscar A. Herrera and Maria F. Herrera (“Property Seller”) to acquire real property located at 3906 Denker Avenue in Los Angeles. The acquisition for $520,000 closed on February 20, 2020. The terms of the Hubilu membership interest purchase were subject to two loans as follows: (1) A first position note with payment on principal balance of $416,000 issued by the Property Owner, Trilosa, owing to lender, Visio Financial Services, Inc, whose terms of payments due are principle and interest, on unpaid principal at the rate of 6% per annum. Principal and interest payable in monthly installments of $2,494.13 or more starting on April 1, 2020 and continuing until the 1st day of March 2050, at which time the entire principal balance together with interest due thereon, shall become due and payable. The initial fixed interest rate will change to an adjustable interest rate on the 1st day of March 2025, and the adjustable interest rate may change on that day every 12th month thereafter. The date on which the initial fixed interest rate changes to an adjustable interest rate, and each date on which my adjustable interest rate could change. (2) A $140,000 second position note owing by Trilosa to Belladonna, whose terms of payments due were interest only, payable on unpaid principal at the rate of 6.00% per annum. Interest only payable in monthly installments of $700.00 or more on the 15th day of each month beginning on the 15th day of March 2020 and continuing until the 14th day of February 2025, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Denker Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Denker Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

(b) On June 5, 2020, the Company entered, through its subsidiary, Lantana Investments, LLC, a Wyoming Limited Liability Company (“Lantana”) into a non-binding purchase contract (‘the Budlong Agreement”) with equal undivided 25% interest between Alton Fuller, Melanie Costly, Rhodell Hubert Costly and the guardianship estate of Ryan Jarvis (“Property Sellers”) to acquire real property located at 3408 S. Budlong Ave, Los Angeles CA. The acquisition for $624,000 (“Purchase Price”) closed July 24, 2020. The terms of the Hubilu membership interest purchase were subject to two loans as follows. (1) A first position note with payment on principal balance of $470,000 issued by the Property Owner, Lantana, owing to lender, Golden Empire Mortgage, whose terms of payments due are principle and interest, on unpaid principal at the rate of 5% per annum. Principal and interest payable in monthly installments of $1,958.33 or more starting on July 24, 2020 and continuing until the 24th day of August 2021, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $140,000 second position note owing by Lantana to Belladonna, whose terms of payments due were interest only, payable on unpaid principal at the rate of 6.00% per annum. Interest only payable in monthly installments of $700.00 or more on the 15th day of each month beginning on the 15th day of March 2020 and continuing until the 14th day of February 2025, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Budlong Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Budlong Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

(c) On September 11, 2020, the Company entered, through its subsidiary, Kapok Investments, LLC, a Wyoming Limited Liability Company (“Kapok”) into a non-binding purchase contract (‘the Hill Agreement”) with Marina Ardon, (“Property Seller”) to acquire real property located at 3912 S. Hill Street, Los Angeles CA. The acquisition for $645,000 (“Purchase Price”) closed on November 11, 2020. The terms of the Hubilu membership interest purchase were subject to two loans as follows. (1) A first position note with payment on principal balance of $516,000 issued by the Property Owner, Kapok owing to lender, Visio Financial Services, Inc, whose terms of payments due are principle and interest, on unpaid principal at the rate of 6.425% per annum. Principal and interest payable in monthly installments of $3,236.06 or more starting on January 1, 2021 and continuing until the 1st day of December 2050, at which time the entire principal balance together with interest due thereon, shall become due and payable. The initial fixed interest rate will change to an adjustable interest rate on the 1st day of December 2025, and the adjustable interest rate may change on that day every 12th month thereafter. The date on which the initial fixed interest rate changes to an adjustable interest rate, and each date on which my adjustable interest rate could change. (2) A $ 152,000 second position note owing by Kapok to Belladonna, whose terms of payments due were interest only, payable on unpaid principal at the rate of 6.45% per annum. Interest only payable in monthly installments of $813.83 or more on the 15th day of each month beginning on the 2nd day of December 2020 and continuing until the 1st day of December 2026 at which time the entire principal balance together with interest due thereon, shall become due and payable.

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The foregoing description of the acquisition of the Hill Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Hill Agreement, copies of which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference.

(d) On September 30, 2020, the Company entered, through its subsidiary, Trilosa Investments, LLC, a Wyoming Limited Liability Company (“Trilosa”) into a non-binding purchase contract (‘the Brighton Agreement”) with Martha De Lira, Perfecto Lomell, and Maria R. Lomell (“Property Sellers”) to acquire real property located at 4009 Brighton Ave, Los Angeles CA. The acquisition for $601,000 (“Purchase Price”) closed February 1, 2021. The terms of the Hubilu membership interest purchase were subject to two loans as follows. (1) A first position note with payment on principal balance of $540,000 issued by the Property Owner, Trilosa, owing to lender, Center Street Lending VIII SPE, Limited Liability Company, whose terms of payments due are interest only, payable on unpaid principal at the rate of 8.50% per annum. Principal and interest payable in monthly installments of $3,831.38 or more starting on March 1, 2021 and continuing until the 25h day of January 2022, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $125,000 second position note owing by Trilosa to Belladonna, whose terms of payments due were interest only, payable on unpaid principal at the rate of 6.60% per annum. Interest only payable in monthly installments of $687.50 or more on the 18th day of each month beginning on the 18th day of January 2021 and continuing until the 17th day of December 2026 at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Brighton Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Brighton Agreement, copies of which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

(a) On February 22, 2020 we completed our acquisition, through our subsidiary Trilosa Investments, LLC,, the real property located at 3906 Denker Avenue in Los Angeles (“Denker”). The property was vacant at time of purchase. The acquisition was for $535,000 (“Purchase Price”). The terms of the Hubilu membership interest purchase was subject to two loans as follows. (1) A first position note with payment on principal balance of $416,000 issued by the Property Owner, Trilosa, owing to lender, Visio Financial Services, Inc, whose terms of payments due are principle and interest, on unpaid principal at the rate of 6% per annum. Principal and interest payable in monthly installments of $2,494.13 or more starting on April 1, 2020 and continuing until the 1st day of March 2050, at which time the entire principal balance together with interest due thereon, shall become due and payable. The initial fixed interest rate will change to an adjustable interest rate on the 1st day of March 2025, and the adjustable interest rate may change on that day every 12th month thereafter. The date on which the initial fixed interest rate changes to an adjustable interest rate, and each date on which my adjustable interest rate could change. (2) A $140,000 second position note owing by Trilosa to Belladonna, whose terms of payments due were interest only, payable on unpaid principal at the rate of 6.00% per annum. Interest only payable in monthly installments of $700.00 or more on the 15th day of each month beginning on the 15th day of March 2020 and continuing until the 14th day of February 2025, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Denker Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Denker Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated into this Item 1.01 by reference.

(b) On July 24, 2020 we completed our acquisition, through our subsidiary Lantana Investments, LLC,, the real property located at 3408 Budlong Avenue in Los Angeles (“Budlong”). The property was vacant at time of purchase. The acquisition was for $624,000.00 (“Purchase Price”). The terms of the Hubilu membership interest purchase was subject to two loans as follows. (1) A first position note with payment on principal balance of $470,000 issued by the Property Owner, Lantana, owing to lender, Golden Empire Mortgage, whose terms of payments due are principle and interest, on unpaid principal at the rate of 5% per annum. Principal and interest payable in monthly installments of $1,958.33 or more starting on July 24, 2020 and continuing until the 24th day of August 2021, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $140,000 second position note owing by Trilosa to Belladonna whose terms of payments due were interest only, payable on unpaid principal at the rate of 6.00% per annum. Interest only payable in monthly installments of $700.00 or more on the 15th day of each month beginning on the 15th day of March 2020 and continuing until the 14th day of February 2025, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Budlong Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Budlong Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated into this Item 1.01 by reference.

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(c) On October 30, 2020 the Company closed on the acquisition, through our subsidiary, of Kapok Investments, LLC, (“Kapok”) and its real property asset located at 3912 Hill Street, Los Angeles. (“Hill”). The property was vacant at the time of purchase. The acquisition was for $645,000 (“Purchase Price”). The terms of the Hubilu membership interest purchase was subject to two loans as follows. (1) A first position note with payment on principal balance of $516,000 issued by the Property Owner, Kapok owing to lender, Visio Financial Services, Inc, whose terms of payments due are principle and interest, on unpaid principal at the rate of 6.425% per annum. Principal and interest payable in monthly installments of $3,236.06 or more starting on January 1, 2021 and continuing until the 1st day of December 2050, at which time the entire principal balance together with interest due thereon, shall become due and payable. The initial fixed interest rate will change to an adjustable interest rate on the 1st day of December 2025, and the adjustable interest rate may change on that day every 12th month thereafter. The date on which the initial fixed interest rate changes to an adjustable interest rate, and each date on which my adjustable interest rate could change. (2) A $ 152,000 second position note owing by Kapok to Belladonna, whose terms of payments due were interest only, payable on unpaid principal at the rate of 6.45% per annum. Interest only payable in monthly installments of $813.83 or more on the 15th day of each month beginning on the 2nd day of December 2020 and continuing until the 1st day of December 2026 at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Hill Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Hill Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated into this Item 1.01 by reference.

(d) On February 1, 2021, the closed on the acquisition, through our subsidiary, Trilosa Investments, LLC, a Wyoming Limited Liability Company (“Trilosa”) and its real property asset located at 4009 Brighton Ave, Los Angeles CA. The acquisition for $601,000 (“Purchase Price”). The terms of the Hubilu membership interest purchase were subject to two loans as follows. (1) A first position note with payment on principal balance of $540,000 issued by the Property Owner, Trilosa, owing to lender, Center Street Lending VIII SPE, Limited Liability Company, whose terms of payments due are interest only, payable on unpaid principal at the rate of 8.50% per annum. Principal and interest payable in monthly installments of $3,831.38 or more starting on March 1, 2021 and continuing until the 25h day of January 2022, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $125,000 second position note owing by Trilosa to Belladonna, whose terms of payments due were interest only, payable on unpaid principal at the rate of 6.60% per annum. Interest only payable in monthly installments of $687.50 or more on the 18th day of each month beginning on the 18th day of January 2021 and continuing until the 17th day of December 2026 at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Brighton Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Brighton Agreement, copies of which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference.

The Company intends to amend this Form 8-K to include the required Item 9.01 financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of Kapok, Lantana and Trilosa, which is significant within the meaning of Rule 3-14.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Dated May 26, 2021	HUBILU VENTURE CORPORATION

	By:	/s/ David Behrend
	Name:	David Behrend
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Contract, dated as of January 2, 2020 among Trilosa Investments, LLC and Oscar A. Herrera and Maria F. Herrera.

10.2	Purchase Contract, dated as of June 5, 2020 among Lantana Investments, LLC and Alton Fuller, Melanie Costly, Rhodell Hubert Costly, and the guardianship estate of Ryan Jarvis.

10.3	Purchase Contract, dated as of September 11, 2020 among Kapok Investments, LLC and Marina Ardon

10.4	Purchase Contract, dated as of September 30, 2020 among Trilosa Investments, LLC and Martha De Lira, Perfecto Lomell, and Maria R. Lomell

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